POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of Ruddick Corporation ("Ruddick") and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints Richard N. Brigden and Douglas A. Stephenson, and each of them acting individually, its and his true and lawful attorneys, with full power to act without the other and with full power of substitution, to execute, deliver and file in its and his name and on its and his behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-8 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of 500,000 shares of the Common Stock of Ruddick for sale from time to time by Ruddick to various of its key employees pursuant to the exercise of options granted under the Ruddick Corporation 1993 Incentive Stock Option and Stock Appreciation Rights Plan, and any and all amendments, including any and all post-effective amendments, to the foregoing and any and all documents in support thereof or supplemental thereto, and
(b) such registration statements, petitions, applications, consents to service of process or other instruments, and any and all amendments or supplements to the foregoing and any and all documents in support thereof or supplemental thereto, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such state or other securities laws, regulations and requirements as may be applicable; and each of Ruddick and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Ruddick might or could do, and as each of said Officers and Directors might or could do personally in his capacity or capacities as aforesaid, and each of Ruddick and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its or his signature as the same may be signed by said attorneys or attorney, or either of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all amendments to the foregoing and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

     IN WITNESS WHEREOF, Ruddick Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors of the Corporation in the capacity or capacities noted has hereunto set his hand on the date indicated.

                              RUDDICK CORPORATION


                              By:  /s/ John W. Copeland
                                   _____________________
                                   John W. Copeland
                                   President

                              Dated:    November 17, 1994
     Signature


/s/ John W. Copeland     President and Director   November 17,
____________________     (Principal Executive     1994
John W. Copeland         Officer)

/s/Richard N. Brigden    Vice President-Finance   November 17,
_____________________    (Principal Financial     1994
Richard N. Brigden       Officer)

/s/Douglas A. Stephenson Treasurer (Principal     November 17,
________________________ Accounting Officer)      1994
Douglas A. Stephenson

/s/Thomas M. Belk        Director                 November 17,
_______________________                           1994
Thomas M. Belk

/s/Edwin B. Borden, Jr.  Director                 November 17,
_______________________                           1994
Edwin B. Borden, Jr.

/s/Alan T. Dickson       Director                 November 17,
_______________________                           1994
Alan T. Dickson

/s/R. Stuart Dickson     Director                 November 17,
_______________________                           1994
R. Stuart Dickson

/s/Beverly F. Dolan      Director                 November 17,
_______________________                           1994
Beverly F. Dolan

/s/Roddey Dowd, Sr.      Director                 November 17,
_______________________                           1994
Roddey Dowd, Sr.

/s/James E. S. Hynes     Director                 November 17,
_______________________                           1994
James E. S. Hynes

/s/Hugh L. McColl, Jr.   Director                 November 17,
_______________________                           1994
Hugh L. McColl, Jr.

/s/E. C. Wall, Jr.       Director                 November 17,
_______________________                           1994
E. C. Wall, Jr.